EXHIBIT 99.1

CIRCOR Reports First-Quarter 2016 Financial Results

Burlington, MA - April 29, 2016 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the first quarter ended April 3, 2016.

First-Quarter 2016 Highlights

•	Delivered Revenue of $151 million and Adjusted EPS of $0.52

•	Accelerated cost control and restructuring actions to improve bottom-line performance

•	Achieved Energy adjusted operating margin of 12.6%

•	Expanded Aerospace & Defense adjusted operating margin to 9.3%

“CIRCOR delivered solid first-quarter financial results, demonstrating ongoing progress on our margin expansion and simplification strategy,” said Scott Buckhout, President and Chief Executive Officer. “Despite significant headwinds in our Energy markets, we maintained strong margin performance and delivered year-over-year sales growth in our engineered valve and control valve businesses. Aerospace & Defense continued to improve its bottom line results, expanding margins 130 basis points over last year.”

“Going forward, we are focused on laying the foundation for long-term above market growth. We continue to improve our operations while we carefully invest in areas with the best long-term growth potential,” added Buckhout. “In addition, we are using the ongoing weakness in our Energy markets as an opportunity to further accelerate our cost reduction strategy. Our simplification and restructuring actions launched to date remain on track.”

“Finally we remain committed to creating shareholder value through growth, margin expansion, strong cash flow, and disciplined capital deployment,” concluded Buckhout.

Second-Quarter 2016 Guidance
For the second quarter of 2016, the Company will provide its guidance during the conference call later today.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, April 29, 2016, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share (diluted), adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations web site at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended
	April 3, 2016	April 5, 2015
Net revenues	$150,798	$165,860
Cost of revenues	105,565	113,211
GROSS PROFIT	45,233	52,649
Selling, general and administrative expenses	37,799	38,808
Special charges, net	1,939	1,511
OPERATING INCOME	5,495	12,331
Other expense (income):
Interest expense, net	631	641
Other income, net	(528)	(506)
TOTAL OTHER EXPENSE, NET	103	135
INCOME BEFORE INCOME TAXES	5,392	12,196
Provision for income taxes	1,520	3,284
NET INCOME	$3,872	$8,913
Earnings per common share:
Basic	$0.24	$0.50
Diluted	$0.23	$0.50
Weighted average number of common shares outstanding:
Basic	16,381	17,662
Diluted	16,481	17,712
Dividends paid per common share	$0.0375	$0.0375

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) UNAUDITED

	Three Months Ended
	April 3, 2016	April 5, 2015
OPERATING ACTIVITIES
Net income	$3,872	$8,913
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	3,263	3,521
Amortization	2,529	710
Bad debt (recovery) expense	(848)	312
Loss on write down of inventory	2,525	510
Compensation expense of share-based plans	1,538	2,222
Tax effect of share-based plan compensation	92	(289)
Loss on sale of property, plant and equipment	14	46
Loss on write down of property, plant and equipment	1,489	—
Gain on sale of business	—	(972)
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	11,089	6,694
Inventories	8,486	(19,207)
Prepaid expenses and other assets	(4,287)	(3,431)
Accounts payable, accrued expenses and other liabilities	(22,108)	(18,224)
Net cash provided by (used in) operating activities	7,654	(19,195)
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(4,021)	(2,610)
Proceeds from the sale of property, plant and equipment	87	—
Proceeds from the sale of affiliate	—	2,759
Net cash (used in) provided by investing activities	(3,934)	149
FINANCING ACTIVITIES
Proceeds from long-term debt	35,139	46,903
Payments of long-term debt	(27,871)	(21,540)
Dividends paid	(625)	(672)
Proceeds from the exercise of stock options	111	38
Tax effect of share-based plan compensation	(92)	289
Purchases of common stock	—	(13,291)
Net cash provided by financing activities	6,662	11,727
Effect of exchange rate changes on cash and cash equivalents	1,657	(10,081)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	12,039	(17,400)
Cash and cash equivalents at beginning of year	54,541	121,286
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$66,580	$103,886

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands) UNAUDITED

	April 3, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$66,580	$54,541
Trade accounts receivable, less allowance for doubtful accounts of $7,628 and $8,290, respectively	117,569	125,628
Inventories	170,100	177,840
Prepaid expenses and other current assets	21,303	16,441
Total Current Assets	375,552	374,450
PROPERTY, PLANT AND EQUIPMENT, NET	86,089	87,029
OTHER ASSETS:
Goodwill	118,170	115,452
Intangibles, net	47,520	48,981
Deferred income taxes	36,483	36,799
Other assets	7,283	7,204
TOTAL ASSETS	$671,097	$669,915
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$55,726	$64,284
Accrued expenses and other current liabilities	43,081	52,878
Accrued compensation and benefits	17,173	18,424
Income taxes payable	8,406	6,585
Total Current Liabilities	124,386	142,171
LONG-TERM DEBT, NET OF CURRENT PORTION	97,800	90,500
DEFERRED INCOME TAXES	10,168	10,424
OTHER NON-CURRENT LIABILITIES	24,636	26,043
SHAREHOLDERS’ EQUITY:
Common stock	177	177
Additional paid-in capital	285,410	283,621
Retained earnings	261,186	257,939
Common treasury stock, at cost	(74,972)	(74,972)
Accumulated other comprehensive loss, net of tax	(57,694)	(65,988)
Total Shareholders’ Equity	414,107	400,777
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$671,097	$669,915

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended
	April 3, 2016	April 5, 2015
ORDERS (1)
Energy	$99.8	$143.1
Aerospace & Defense	36.9	39.2
Total orders	$136.8	$182.3

BACKLOG (2)	April 3, 2016	April 5, 2015
Energy	$167.7	$247.6
Aerospace & Defense	92.3	104.2
Total backlog	$260.0	$351.8

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET REVENUES
Energy	$127,586	$127,230	$122,905	$124,412	$502,133	$112,620
Aerospace & Defense	38,274	39,676	36,353	39,832	154,134	38,178
Total	$165,860	$166,906	$159,258	$164,243	$656,267	$150,798
ADJUSTED OPERATING MARGIN
Energy	13.8%	13.4%	15.4%	13.4%	14.0%	12.6%
Aerospace & Defense	8.0%	8.8%	9.1%	10.4%	9.1%	9.3%
Segment operating margin	12.4%	12.3%	14.0%	12.7%	12.8%	11.8%
Corporate expenses	(3.6)%	(3.3)%	(3.8)%	(2.5)%	(3.3)%	(4.3)%
Adjusted operating margin	8.8%	9.0%	10.1%	10.2%	9.5%	7.5%
Restructuring related inventory charges	—%	1.2%	4.0%	0.6%	1.4%	1.3%
Impairment charges	—%	—%	1.6%	—%	0.4%	—%
Special restructuring charges, net	0.9%	1.9%	0.2%	(0.2)%	0.7%	1.4%
Special acquisition amortization	—%	1.3%	1.6%	1.4%	1.0%	1.2%
Special other charges, net of recoveries	—%	0.1%	5.0%	1.0%	1.5%	(0.1)%
Brazil restatement impact	0.4%	1.5%	—%	—%	0.5%	—%
Total GAAP operating margin	7.4%	3.0%	(2.2)%	7.5%	4.0%	3.6%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share and percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ADJUSTED OPERATING INCOME
Energy	$17,550	$17,008	$18,932	$16,724	$70,214	$14,186
Aerospace & Defense	3,045	3,494	3,298	4,146	13,982	3,562
Segment operating income	20,595	20,502	22,230	20,870	84,197	17,748
Corporate expenses	(6,034)	(5,477)	(6,078)	(4,122)	(21,710)	(6,488)
Adjusted operating income	14,561	15,025	16,152	16,748	62,487	11,260
Restructuring related inventory charges	—	2,005	6,412	974	9,391	1,958
Impairment charges	—	—	2,502	—	2,502	—
Special restructuring charges, net	1,512	3,127	342	(347)	4,634	2,040
Special acquisition amortization	—	2,110	2,490	2,238	6,838	1,868
Special other charges, net of recoveries	(1)	183	7,935	1,603	9,720	(101)
Brazil restatement impact	719	2,509	—	—	3,228	—
Total GAAP operating income (loss)	12,331	5,090	(3,529)	12,281	26,174	5,495
INTEREST EXPENSE, NET	(640)	(805)	(828)	(570)	(2,844)	(631)
OTHER INCOME (EXPENSE), NET	506	104	587	(2,099)	(902)	528
PRETAX INCOME (LOSS)	12,197	4,389	(3,770)	9,612	22,428	5,392
PROVISION FOR INCOME TAXES	(3,284)	(2,517)	(4,308)	(2,456)	(12,565)	(1,520)
EFFECTIVE TAX RATE	26.9%	57.3%	(114.3)%	25.6%	56.0%	28.2%
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872
Weighted Average Common Shares Outstanding (Diluted)	17,712	16,900	16,485	16,555	16,913	16,481
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.50	$0.11	$(0.49)	$0.43	$0.58	$0.23

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
FREE CASH FLOW AS % OF NET INCOME (LOSS)	(207)%	239%	(27)%	397%	169%	96%
FREE CASH FLOW	$(18,415)	$4,483	$2,169	$28,403	$16,640	$3,720
ADD:
Capital expenditures, net of sale proceeds	1,983	3,584	2,837	2,098	10,502	3,934
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	$(16,432)	$8,067	$5,006	$30,501	$27,142	$7,654
NET (CASH) DEBT	$(66,337)	$59,051	$57,277	$35,959	$35,959	$31,220
ADD:
Cash & cash equivalents	103,883	55,027	53,822	54,541	54,541	66,580
TOTAL DEBT	$37,546	$114,078	$111,099	$90,500	$90,500	$97,800
TOTAL SHAREHOLDERS' EQUITY	$462,384	$421,070	$407,979	$400,777	$400,777	$414,107
DEBT AS % OF EQUITY	8%	27%	27%	23%	23%	24%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ADJUSTED NET INCOME	$10,564	$9,357	$10,635	$10,512	$41,068	$8,683
LESS:
Restructuring related inventory charges, net of tax	—	1,339	6,412	799	8,550	1,945
Impairment charges, net of tax	—	—	2,502	—	2,502	—
Special restructuring charges, net of tax	1,079	2,175	304	(561)	2,997	1,665
Special acquisition amortization, net of tax	—	1,409	1,587	1,695	4,691	1,266
Special other net charges, net of tax	(147)	53	7,908	1,423	9,237	(65)
Brazil restatement impact	719	2,509	—	—	3,228	—
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.60	$0.55	$0.64	$0.63	$2.43	$0.52
LESS:
Restructuring related inventory charges, net of tax	—	0.08	0.39	0.05	0.51	0.12
Impairment charges, net of tax	—	—	0.15	—	0.15	—
Special restructuring charges, net of tax	0.06	0.13	0.02	(0.03)	0.18	0.10
Special acquisition amortization, net of tax	—	0.08	0.10	0.10	0.28	0.08
Special other net charges, net of tax	—	—	0.47	0.08	0.54	(0.01)
Brazil restatement impact	0.04	0.15	—	—	0.19	—
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.50	$0.11	$(0.49)	$0.43	$0.58	$0.23

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2015					2016
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ADJUSTED EBITDA	$19,299	$19,474	$20,980	$18,927	$78,681	$15,712
LESS:
Restructuring related inventory charges	—	(2,005)	(6,412)	(974)	(9,391)	(1,958)
Impairment charges	—	—	(2,502)	—	(2,502)	—
Special restructuring charges, net	(1,512)	(3,127)	(342)	347	(4,634)	(2,040)
Special other charges, net of recoveries	1	(183)	(7,935)	(1,603)	(9,720)	101
Brazil restatement impact	(719)	(2,509)	—	—	(3,228)	—
EBITDA	$17,068	$11,650	$3,789	$16,698	$49,206	$11,815
LESS:
Interest expense, net	(641)	(805)	(828)	(570)	(2,844)	(631)
Depreciation	(3,521)	(3,629)	(3,526)	(3,578)	(14,254)	(3,263)
Amortization, including special acquisition	(710)	(2,827)	(3,205)	(2,939)	(9,681)	(2,529)
Provision for income taxes	(3,284)	(2,517)	(4,308)	(2,456)	(12,565)	(1,520)
NET INCOME (LOSS)	$8,913	$1,872	$(8,078)	$7,156	$9,863	$3,872